Exhibit 99.3

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Management Presentation

Acquisition of Zyman Group

April 1, 2005

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Forward Looking Statements and Other Information

This presentation contains certain forward-looking statements which have been prepared by management of MDC Partners.  Management of MDC Partners may also make forward-looking statements orally from time to time.  Statements in this document that are not historical facts, including statements about the Company’s beliefs and expectations, particularly regarding the expected financial and strategic impact of the Zyman acquisition, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward-looking statements.  These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties.  A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

•                  risks associated with effects of national and regional economic and political conditions;

•                  the Company’s ability to attract new clients and retain existing clients;

•                  the financial success of the Company’s clients;

•                  the Company’s ability to retain and attract key employees;

•                  developments from changes in the regulatory and legal environment;

•                  foreign currency fluctuations;

•                  risks arising from the Company’s need to restate its financial statements;

•                  risks arising from potential material weaknesses in internal control over financial reporting; and

•                  the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Company’s SEC filings.

Key Deal Terms

•                  MDC has acquired 61.6% of Zyman Group for $63.8 million

•                  $52.4 million in cash

•                  The Company has increased the size of its credit facility to $150 million

•                  $11.4 million in stock

•                  Approximately 1.1 million of new shares will be issued

•                  Post closing, MDC Partners has 23.0 million basic and 24.6 million fully diluted shares outstanding

•                  Purchase price is 4.2x MDC Partner’s share of Zyman 2004 operating income

•                  MDC earns a priority return of 20% of its investment (approximately $12.8 million)

•                  Potential for additional consideration of up to $12 million based on achieving certain financial performance metrics over the next two years

•                  20% of the additional consideration payable in MDC stock

•                  Remaining interest will be owned by Sergio Zyman and Zyman management

•                  There is a multi-year succession plan to transfer ownership from Sergio Zyman to the Zyman management team

•                  As part of this plan, over the next three years, there is an opportunity for Zyman management to increase their ownership to approximately 15%

•                  Sergio Zyman will remain Chairman and CEO of Zyman Group

Zyman Group Profile

•                  Premier marketing and growth strategy consulting company

•                  Providing clients with a broad spectrum of services across all key areas of go-to-market strategy development and implementation

•                  2004 revenues of $65 million

•                  Operating income margins of approximately 45%

•                  Low capital expenditure requirements

•                  Blue chip client base

•                  Highly scaleable business model with significant operating leverage

•                  Experienced management team with strong incentives to grow the business

•                  129 Employees

•                  Headquartered in Atlanta with offices in Chicago and Mexico City

Strategic Importance to MDC Partners and Zyman Group

•                  Redefines our proposition of partnering with “brilliant people, doing brilliant work for great clients with a unique selling proposition”

•                  Raises our profile

•                  Leverageable and scaleable across the network

•                  Enhances Zyman positioning to clients and growth potential

•                  Provides tremendous opportunities to cross-sell services between the Zyman Group and other MDC partner firms

Transaction is Immediately Accretive

•                  $15.1 million incremental operating income to MDC based on 2004 results

•                  Improves the growth profile of MDC Partners

•                  Improves overall operating income margins

•                  Immediately accretive to earnings